Consulting Shares	12 Months Ended
Dec. 31, 2015
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Consulting Shares
10.	Consulting Shares

Del Mar Consulting Group & Alex Partners

On March 6, 2015, the Company entered into an independent consulting agreement (the “Consulting Agreement”) with the Del Mar Consulting Group, Inc. and Alex Partners, LLC (the “Consultants”), pursuant to which the Company issued 150,000 restricted shares of its common stock (par value $0.01 per share) to the Consultants (the “Consulting Shares”). The Company agreed to retain the Consultants to provide investor relations consulting to the Company for a period commencing on March 6, 2015 (the “Commencement Date”) and ending thirteen months after the Commencement Date (such period, the “Term”). The shares issued in connection with the Consulting Agreement were deemed to be exempt from registration in reliance upon Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering.

The terms of the Consulting Agreement state that Pieris has the right to terminate this agreement at any time during the Term of the Consulting Agreement, upon providing Consultants ten days’ written notice of the Company’s intention to terminate or immediately upon notice in the event of a breach of this agreement by either consultant. If the Company had elected to terminate this agreement for any reason within one hundred eighty days (180) following the effective date each Consultant would have been required to promptly surrender to the Company forty percent (40%) of the number of Consulting Shares issued to it.

The Company uses the Black-Scholes model and estimated the fair value of the 90,000 non-cancellable Consulting Shares to be $0.3 million based on the closing price per share of $3.16 as quoted on the OTCQB tier of the OTC Markets Group Inc., or the OTCQB, on the grant date, March 6, 2015. The remaining 60,000 shares were then marked to market based on the Black-Scholes model at each reporting period with the expense being recorded in the consolidated statement of operations as general and administrative expenses.

On September 2, 2015, the remainder of the Consulting Shares vested and the remaining expense was recorded based on the fair value of the shares on that date. The Company recorded expense in an amount of $0.4 million for the non-cancellable and cancellable Consulting Shares for the year ended December 31, 2015.

Aquilo Partners

On September 4, 2015 the Company entered into a Letter Agreement (the “Letter Agreement”) with Aquilo Partners, L.P. (“Aquilo Partners”). Aquilo Partners has been engaged by the Company as an advisor.

Upon execution of the Letter Agreement, the Company has recorded a retainer fee of $0.1 million. In addition to the cash retainer fee, the Company issued 27,272 shares of the Company’s common stock equal in value to $0.1 million based on the closing price of $2.75 per share of the Company’s common stock on September 4, 2015, the date of the Letter Agreement. The compensation for Aquilo Partners has been recorded in the consolidated statements of operations as general and administrative expenses for the year ended December 31, 2015.

Trout Capital LLC

On November 20, 2015 the Company entered into an Agreement with Trout Capital LLC for advisory services. Upon execution of this agreement, Trout Capital was entitled to receive a one-time transaction fee. The Company issued 68,493 shares of the Company’s common stock equal in value to $0.2 million based on the closing price of $2.19 per share of the Company’s common stock on November 20, 2015, the date of the agreement. The compensation for Trout Capital LLC has been recorded in the consolidated statements of operations as general and administrative expenses for the year ended December 31, 2015.